Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Virginie Boucinha, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A for the year ended December 31, 2024 of DBV Technologies S.A. (the “registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 14, 2025	By:	/s/ Virginie Boucinha
Virginie Boucinha
Chief Financial Officer (Principal Financial Officer)